UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 14, 2006


                               VERINT SYSTEMS INC.
               (Exact name of registrant as specified in charter)

          DELAWARE                       0-49790                 11-3200514
(State or Other Jurisdiction        (Commission File            (IRS Employer
      of Incorporation)                  Number)             Identification No.)

                330 SOUTH SERVICE ROAD, MELVILLE, NEW YORK 11747
               (Address of Principal Executive Offices) (Zip Code)

                                 (631) 962-9600
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

          [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
          [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
          [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
          [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Verint Systems Inc. (the "Company" or "Verint") issued a press release announcing that Verint had entered into an employment agreement (the "Agreement"), effective as of August 14, 2006, with Mr. Douglas E. Robinson pursuant to which Mr. Robinson will serve as Vice President, Chief Financial Officer and Principal Accounting Officer of Verint once Verint has filed its Current Report on Form 8-K/A, which would have amended the Current Report on Form 8-K dated January 9, 2006 to include the financial information required by Form 8-K in connection with the January 9, 2006 acquisition by the Company of MultiVision Intelligence Surveillance Limited's networked video security business, the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2006, the Company's Quarterly Report on Form 10-Q for the quarter ended April 30, 2006 (the "SEC Filings"). The Agreement contemplates an original term expiring on August 13, 2008, subject to automatic renewal for successive one-year terms. Pursuant to the Agreement, Mr. Robinson will receive an annual base salary of $325,000 and will be eligible to earn an annual bonus award, the target for which will be 60% of Mr. Robinson's annual base salary (or $195,000) based upon the achievement of performance goals established by the Company's Compensation Committee. Mr. Robinson's bonus award for the fiscal year ending January 31, 2007 will be prorated to reflect Mr. Robinson's period of employment with Verint.

If Mr. Robinson (x) resigns for good reason, (y) is terminated without cause or
(z) is terminated in an at-will employment termination, he will be entitled to receive (a) his base annual salary for a period equal to the greater of twelve months after the date of such termination or the expiration of the employment term determined as if such termination had not occurred, (b) an amount equal to 150% of his average annual bonus actually paid for the three most recently completed years and (c) continued benefits for Mr. Robinson, his spouse and dependents for a period of twelve months following the date of termination. If Mr. Robinson (x) is terminated for cause or (y) resigns without good reason, he will be entitled to receive (a) his base salary through the date of termination and (b) any annual bonus earned, but unpaid, as of the date of termination for the immediately preceding fiscal year. If his employment is terminated due to his disability, Mr. Robinson will be entitled to receive (a) his prorated bonus through the date of termination and (b) his base salary and continued benefits for the longer of six months or the date on which he becomes entitled to long-term disability benefits under the applicable Company plan or program. If his employment is terminated due to his death, Mr. Robinson's estate will be entitled to receive (a) Mr. Robinson's prorated bonus through the date of termination and (b) continued benefits for the benefit of Mr. Robinson's spouse and dependents for a period of twelve months following the date of death.

Pursuant to the Agreement, Mr. Robinson will receive an initial grant of 15,000 shares of restricted stock. Such grant will be made in accordance with the terms of the Verint Systems Inc. 2004 Stock Incentive Compensation Plan (the "Stock Plan"), will be valued at fair market value (as defined in the Stock Plan) on the grant date and will vest in equal installments annually over three years from August 14, 2006. Mr. Robinson will also receive an initial grant of 40,000 options to acquire common stock of the Company. Such grant will be made in accordance with the terms of the Stock Plan, will be valued at fair market value (as defined in the Stock Plan) on the grant date and will vest in equal installments annually over four years from the August 14, 2006. Such grants of


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restricted stock and stock options will occur as soon as reasonably practicable after the Company becomes current with its reporting obligations under the Securities Exchange Act of 1934. Upon the occurrence of a change in the control of the Company (as defined in the Agreement), all outstanding stock options will immediately vest and become exercisable and the restriction period (including vesting requirements) on any restricted stock will lapse.

In addition, the Agreement provides that if the Company's financial statements are required to be restated due to material noncompliance, as a result of misconduct, with any financial reporting requirement under the securities laws, Mr. Robinson will, at the request of the Company's Compensation Committee, return or forfeit, as applicable, all or a portion, but no more than one-hundred percent, of any bonus or incentive award made to him with respect to any fiscal year of the Company the financial results of which are negatively affected by such restatement.

The Press Release of Verint Systems Inc. dated August 14, 2006, a copy of which is attached as Exhibit 99.1 hereto, is herein incorporated by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On August 14, 2006, Verint issued a press release announcing a Chief Financial Officer succession plan.

(b) Mr. Igal Nissim, the Company's current Chief Financial Officer, will remain CFO until Verint has filed all of its SEC Filings, after which time he will cease to serve as CFO of the Company and will direct corporate special projects reporting to the CEO. Mr. Nissim will continue to serve on Verint's Board of Directors.

(c) Mr. Douglas E. Robinson, 50, has approximately 25 years of senior executive and financial experience. For the last 17 years, Mr. Robinson held various financial roles at CA, Inc., an information technology management software company with revenues of $3.8 billion in its latest fiscal year. Most recently, he was Senior Vice President, Finance of CA's Americas Division. Mr. Robinson will be based at Verint's headquarters in Melville, New York and will assume the Chief Financial Officer position once Verint has filed all of its SEC Filings.

         The description of the terms of Mr. Robinson's employment agreement with Verint, which is provided under Item 1.01, is herein incorporated by reference.

The Press Release of Verint Systems Inc. dated August 14, 2006, a copy of which is attached as Exhibit 99.1 hereto, is herein incorporated by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

      (d)  EXHIBITS:

           Exhibit No.                          Description
           -----------                          -----------
              99.1             Press Release of Verint Systems Inc. dated August
                               14, 2006


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   VERINT SYSTEMS INC.



Dated: August 16, 2006                             By:  /s/  Peter D. Fante
                                                       -------------------------
                                                       Name:  Peter D. Fante
                                                       Title: General Counsel



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                                  EXHIBIT INDEX


      Exhibit No.                           Description
      -----------                           -----------
         99.1         Press Release of Verint Systems Inc. dated August 14, 2006








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